PRESS RELEASE

FOR IMMEDIATE RELEASE


CONTACT:    Mark W. Jaindl (mjaindl@pcbanker.com)     Phone:       610-366-1800
            American Bank Incorporated                Toll-Free:   888-366-6622
            President and Chief Executive Officer     Fax:         610-366-1900

                      American Bank Incorporated Announces
                               Plan to Deregister

Allentown, PA, February 8, 2007--American Bank Incorporated (the "Company") (NasdaqCM: AMBK), the parent company of American Bank, announced today that its Board of Directors has unanimously approved a plan to deregister the Company's common stock under the Securities Exchange Act of 1934, as amended, and therefore end the Company's obligation to file reports with the Securities and Exchange Commission (the "SEC"). The plan will be accomplished through a merger transaction with an interim corporation to be established by the Company, together with a share reclassification, as discussed below.

Based on the Company's current shareholder census, management expects that the merger and reclassification will reduce the Company's number of record shareholders of common stock to fewer than 300, thereby enabling the Company to cease filing periodic reports, proxy statements and other reports under the Securities Exchange Act of 1934. In addition, deregistration will enable the Company to avoid the costs and burdens associated with Section 404 of the Sarbanes-Oxley Act, which is particularly onerous for smaller companies such as American Bank Incorporated. Management estimates that the termination of the Company's registration under the Securities Exchange Act will result in significant cost savings. The Company intends to continue to have its financial statements audited and expects to make quarterly and annual financial information publicly available. In addition to anticipated cost savings, the Company expects that the reduced burden on management will allow management to focus more attention on customers and the communities where it operates. The Company also expects that the common stock will be eligible to trade on the OTC Bulletin Board following the deregistration.

Speaking on behalf of the Board of Directors, the Company's President and Chief Executive Officer, Mark W. Jaindl, stated, "The Board firmly believes that the costs and burdens of continuing to remain a public company in today's regulatory environment are just not warranted, especially given the Company's size and very limited trading activity." Mr. Jaindl added, "The proposed transaction represents the best possible way for the Company to enhance profitability and retain its focus in the face of high compliance costs and other burdens of being a public company. Also, it is important to note that there will be no changes in the operations of the Company or its subsidiary, American Bank, as a result of the transaction."

The Company's Board has structured the transaction so that, as a result of the merger of the to-be-formed interim corporation into the Company and the share reclassification, the following would occur:

              o Shareholders of record owning 100 or fewer common shares of the Company will receive $9.10 in cash for each share held;

              o Shareholders of record owning more than 100 but fewer than 1,000 common shares of the Company will have the option of choosing between $9.10 in cash per share or receipt of shares of a proposed new class of preferred stock of the Company called "Series A Preferred Stock" on a share for share basis; and

              o Shareholders of record owning 1,000 or more common shares of the Company will retain their common shares without change.

The Company will limit the amount of cash payable in the transaction to an amount no less than $1,650,000, which would enable all record shareholders owning less than 1,000 shares as of today to receive $9.10 in cash. At the time of election, if there are more shareholders electing cash than is available, priority will be given to shareholders who were holders of record and owned less than 1,000 shares as of February 8, 2007.

The preferred stock will have priority as to the payment of cash dividends relative to the common stock, and will convert to common on a share for share basis in the event of a change in control of the Company. The preferred stock generally will not have voting rights.

The proposed transaction is subject to shareholder approval. The Company expects to present the proposal for approval by shareholders at the Company's annual meeting of shareholders currently anticipated to be held in June 2007.

American Bank, Inc. common stock last traded at $8.00 per share. American Capital Trust I Preferred Securities last traded at $9.75.

About American Bank
-------------------
American Bank offers a complete selection of banking services that includes checking, money market, savings, certificates of deposit, consumer and commercial loans, free personal online bill payment, credit cards and VISA check cards. Pcbanker.com delivers a full range of real-time Internet banking and discount brokerage services, while consistently offering some of the best loan and deposit rates in the United States. American Bank has been recognized as one of the top Internet banks in the country and has received the Bankrate.com(R) Top Tier award for consistently offering annual percentage yields (APYs) that were among the highest reported. American Bank is FDIC insured.

American Bank Online and pcbanker.com are registered trademarks for the Internet financial services provided by American Bank, a state-chartered, FDIC-insured, full-service financial institution serving customers throughout the United States. American Bank is a member of the Federal Reserve System

Forward Looking Statements
--------------------------
Certain matters discussed in this press release are "forward-looking statements" intended to qualify for the safe harbors from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements can generally be identified as such because they will include words such as "believes," "anticipates" or "expects," or words of similar import. Such forward-looking statements are subject to certain risks and uncertainties which could cause actual results to differ materially from those currently anticipated. Such risks and uncertainties include, among others, American Bank Incorporated's ability to complete the going private transaction in a timely manner or at all, the failure of American Bank Incorporated's shareholders to approve the proposed transaction, the risk that the cost savings from the proposed transaction may not be fully realized or may take longer to realize than expected, and other factors discussed in the Company's filings with the SEC. Investors should consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements.

Important Legal Information
---------------------------
This press release is not a request for a proxy or an offer to acquire or sell any securities. The proposed transaction will be submitted to shareholders of American Bank Incorporated for their consideration. The Company will file a proxy statement, a Schedule 13E-3 and other relevant documents concerning the proposed transaction with the SEC. A copy of the definitive proxy statement will be sent to all current shareholders in advance of the shareholders' meeting. You are urged to read the proxy statement when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. You will be able to obtain a free copy of the proxy statement, as well as other filings containing information about American Bank Incorporated at the SEC's internet site (http://www.sec.gov). Copies of the proxy statement can be obtained, when available and without charge, by directing a request to American Bank Incorporated, 4029 West Tilghman Street, Allentown, PA 18104, Attn: Kim Laurito.

American Bank Incorporated and its directors and executive officers may be deemed to be "participants in the solicitation" of shareholders in connection with the proposed transaction. Information concerning the directors and executive officers and their direct or indirect interests, by security holdings or otherwise, can be found in the definitive proxy statement of American Bank Incorporated filed with the SEC on March 30, 2006.